    THIS LEASE, made by this agreement between LAND FIRST II GROUP, a general partnership, having its office and principal place of business at P.O. Box 5113,

Brookfield, CT 06804, acting herein by CRAIG L. FROEHLICH, Partner, duly authorized, LANDLORD and FRANK FARRELL and JEAN REYNOLDS, acting as principals on behalf of THE MILLBROOK PRESS, INC., a corporation formed under the laws of the State of Delaware, TENANT,

                                     WITNESSETH:

    Whenever used herein, the singular number shall include the plural, and plural the singular, and the use of gender shall be applicable to all genders.

    The Landlord does hereby lease to the Tenant and the Tenant does hereby hire from the Landlord the following:

    All those five (5) certain Condominium Units being Nos. 3A 3B 3C, 3D & 3F in Landmark Office Center, 2 Old New Milford Road, Brookfield, CT 06804, together with an interest in the common area and facilities of said unit being more specifically designated and described in the Declaration establishing the Plan for Unit Ownership under the "Unit Ownership Act" of the General Statues of the State of Connecticut, which Declaration is entitled, "Declaration of Land First II Group and is dated March 21, 1988 and to be recorded in the Brookfield Land Records, reference thereto being hereby made. The land covered by said Declaration of Condominium is known and designated as "Parcel 'B' 4,008 Acres", on a certain map entitled "Map Prepared for Brookfield Office Park Inc. Old Route 7, Brookfield, Connecticut Scale 1" = 50' February 26, 1974, Certified Substantially Correct C. James Osborne, Jr., R.L.S., Charles J. Osborne Associates, New Milford Connecticut", which map is on file in the office of the Town Clerk of the Town of Brookfield.

for the term rent payable as follows: Commencing March 1, 1996 through December

31, 1996, the sum of $64,339.50 shall be payable at the rate of $6,433.95 per month, in advance, triple net; thereafter the first full year of the term commencing January 1, 1997 the sum of $93,955.08 per year payable at the rate of

$7,829.59 per month, in advance, triple net; the second year of the term the sum of $97,326.60 payable at the rate of $8,110.55 per month, in advance, triple net; the third year of the term the sum of $96,762.00 payable at the rate of

$8,063.50 per month, in advance, triple net; the fourth year of the term the sum of $100,133.52 payable at the rate of $8,344.46 per month, in advance, triple net; the fifth year of the term the sum of $103,050.00 payable at the rate of

$8,587.50 per month, in advance, triple net; and the sixth year of the term the sum of $106,876.56 payable at the rate of $8,906.38 per month, in advance,

triple net.

    AND THE SAID LANDLORD covenants with the said Tenant that it has good right to lease said premises in manner aforesaid, and that Landlord will suffer and permit said Tenant (it keeping all the Covenants on its part, as hereinafter contained) to occupy, possess and enjoy said premises during the term aforesaid, without hindrance or molestation from Landlord or any person claiming by, from or under Landlord.

    AND THE SAID TENANT covenants with the said Landlord to hire said premises and to pay the rent therefor as aforesaid, that Tenant will commit no waste, nor suffer the same to be committed thereon, nor injure nor misuse the same; and

also that Tenant will not without written permission from said Landlord, which permission will not be unreasonably withheld, assign this lease nor underlet a part or the whole of said premises, nor make alterations therein, nor use the same for any purpose but that hereinbefore authorized, but will deliver up the same at the expiration or sooner determination of this tenancy, in as good condition as they are now in, ordinary wear and tear excepted.

    PROVIDED, HOWEVER, and it is further agreed that if said rent shall remain unpaid ten (10) days after the same shall become payable as aforesaid, or if the said Tenant shall assign this Lease, or underlet or otherwise dispose of the whole or any part of said demised premises, or use the same for any purpose but that hereinbefore authorized, or make any alterations therein without consent of the Landlord in writing, which consent shall not be unreasonably withheld, or shall commit waste or suffer the same to be committed on said premises, or injure or misuse the
same, or shall otherwise violate any of the agreements herein by the Tenant to be performed, then this Lease shall thereupon, by virtue of this express stipulation therein, expire and terminate, and the Landlord may recover possession thereof in the manner prescribed by the statute relating to summary process.

    AND IT IS FURTHER AGREED, that in case the said Tenant shall, with the written consent of the said Landlord endorsed hereon, or on the duplicate hereof, at any time hold over the said premises, beyond the period above specified as the termination of this Lease, then the said Tenant shall hold said premises upon the same terms, and under the same stipulations and agreements as are in this Instrument contained, and no holding over by said Tenant shall operate to renew this Lease without such written consent of said Landlord.

    AND IT IS FURTHER AGREED between the parties hereto, that Landlord represents that at the commencement of this Lease they are in compliance with,

and conform to all the Laws of the State of Connecticut, and the by-laws, rules and regulations of the City and Town within which the premises hereby leased are situated, relating to Health, Nuisance, Fire, Highways and Sidewalks, so far as

the premises hereby leased are, or may be concerned and the Tenant agrees TO

MAINTAIN ITS DEMISED PREMISES
in compliance with said regulations and to save the Landlord harmless from all fines, penalties and costs for violation of or non-compliance with the same with the sole exception of new fire code regulations subsequently passed and affecting the premises.

    AND IT IS FURTHER AGREED that said premises shall at all reasonable times during normal business hours be open to the inspection of the Landlord and its agents and for necessary repairs by either party. Upon reasonable notice, said premises shall also be open at all reasonable times during normal business hours to the Landlord and its agents to show for purchase, mortgage or lease, provided such activity shall not unreasonably interfere with the Tenant's business operations.

    AND IT IS FURTHER AGREED between the parties to these presents, that in case the building or buildings erected on the premises hereby leased shall be partially damaged by fire or otherwise, the same shall be repaired as speedily as possible at the expense of the said Landlord and the Tenant shall pay a proportionate amount of the rental for the area of said units not affected; that in case the damage shall be so extensive as to render the building or demised premises untenantable the rent shall cease until such time as the building shall be put in complete repair; but in the case of the total destruction of the premises/ by fire or otherwise/ the rent shall be paid up to the time of such destruction and then and from thenceforth this Lease shall cease and come to an end at the option of the Tenant who shall in consideration thereof release

Landlord from any and all claims for losses he might otherwise make against the

Landlord.

    AND TENANT further covenants and agrees that no refuse or garbage shall be allowed to accumulate or remain in or upon the leased premises.

    AND IT IS FURTHER AGREED that this Lease shall cease and terminate at the option of the Landlord if the Tenant shall be adjudicated bankrupt or shall compound Tenant's debts or assign Tenant's estate or effects contained in the

Leased premises for payment thereof, or if a receiver of the Tenant's property shall be appointed, or if this Lease shall, by operation of law, devolve upon or pass to anyone other than the Tenant, or if an execution shall be levied against the estate of the Tenant contained in leased premises, and shall not be satisfied within five (5) business days thereof. Upon such termination all future installments of rent and other SUMS DUE or to become due hereunder shall immediately become due and payable and acceptance by the Landlord of any sum from other than the Tenant shall not
be deemed to be a waiver of any of the Landlord's rights and remedies hereunder.

    AND IT IS FURTHER AGREED that the failure of the Landlord or Tenant to insist upon a strict performance of any of the terms, conditions and covenants herein shall not be deemed a waiver of any rights or remedies that the Landlord or Tenant may have, and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained.

    AND IT IS FURTHER AGREED that this Lease contains the entire agreement between the parties that all representations relating to said premises and to this Lease are included herein.

    IT IS FURTHER AGREED by and between the parties hereto as follows:

    1.   The Tenant shall be responsible for all maintenance to the demised premises including the ventilating, heating, air conditioning, plumbing and electrical systems.

    2.   As additional rent, for the term of this Lease and any renewal, the

Tenant shall pay to the Landlord the real estate taxes due to the Town of

Brookfield for said Units 3A, 3s, 3C, 3D & 3F. Said payment shall be made semi-annually on time so as to enable the Landlord to pay the Town of Brookfield the real estate taxes as they become due. Any prepayment of said taxes shall be pro rated to the date of the termination or expiration of said lease. Landlord will furnish copies of said tax bills to the Tenant 30 days prior to the expected date of payment.

    3.   Throughout the term of the Lease, Tenant shall at its sole costs and expense maintain a policy of general public liability insurance covering claims for personal injury or property damage, with limits in respect of personal injury of not less than $1,000,000.00 for any one person and $1,000,000.00 for any one action with limits in respect of property damage of not less than

$250,000.00.  Such policy shall name the Landlord as an additional insured but only with respect to Tenant's use and occupancy of the premises. Tenant need not maintain a separate policy of public liability insurance for the demised premises, if Tenant has a blanket policy in force and effect. The Tenant, upon the request of the Landlord, shall supply Landlord satisfactory confirmation of the existence of such insurance which contains a ten (10) day prior written notice provision for policy changes or cancellation.

    4.   The Tenant agrees to carry insurance in the nature of a hazard and peril policy on the contents and fixtures of the demised unit which policy shall be for the benefit and protection
of both the Landlord and the Tenant as their interests may appear in accordance with good insurance practices as same may apply.

    5.   The Tenant shall pay its own utility expenses including electric and telephone and shall provide annual service to the heating/Ac equipment.

    6.   As additional rent, during the term of the Lease, the Tenant shall pay its full percentage share of all normal common expenses having to do with the building, including but not limited to casualty and fire insurance, garbage removal, snow removal, lawn and landscaping maintenance being all of the units'

applicable condominium common charges.

    7.   Following commencement of the Lease, the Tenant hereby agrees that all alterations to the units will be at its own expense and must be approved in writing by the Landlord prior to the commencement thereof. The Landlord hereby agrees that he will not unreasonably withhold such approval.

    8.   The Tenant will use the demised premises as a proofreading, editing and publishing center and this Lease is expressly contingent upon the issuance of a certificate of Occupancy, Zoning Compliance Certificate and the Tenant's

obtaining a permit, if necessary, to perform such services.

    9.   Landlord shall be responsible for all structural and roof repairs to the demised unit during the term of the Lease or any renewal thereof.

    10.  The Landlord represents that the demised unit is serviced by adequate sewer and well systems to be owned and maintained by the Landlord including the repair or replacement thereof unless said repair or replacement results from the negligence of the Tenant or its agents or employees.

    11.  The Landlord shall not be held responsible for and is hereby expressly relieved from any and all liability by reason of any injury, death, loss or damage to any person or property in or about the leased premises and the ways immediately adjoining, however caused, except for that caused by Landlord's negligence, whether the loss, injury, death or damage be to the person or property of the Tenant or any other person. The Tenant agrees to indemnify and save the Landlord harmless from any claims caused by Tenant's negligence,

including expenses and liability for losses of, or damage to property or injuries or death to persons occurring in or about the leased premises including such claims by employees or Tenant in or about the premises of the Landlord which the demised premises are a part, and further agrees to pay the reasonable costs of any legal defense provided by counsel of

Landlord's choice in any action covered by this paragraph. The Landlord shall not be liable to the Tenant and the Tenant shall not be liable to the Landlord for any loss or damage caused by any of the perils or casualties enumerated in standard fire, extended coverage, boiler and machinery policies or multiple peril physical damage policies and any recovery by the insured party from its insurers, even if such fire or other casualty or peril resulted from the negligence of the other party; and to the extent of such recovery, each party hereto releases and waives all rights and claims against the other.

    12.  If the subject property or any part thereof wherein the demised premises are located shall be taken-by public or quasipublic authority under any power of eminent domain or condemnation, and by such the demised premises are rendered unusable for tenant's purposes, this Lease shall forthwith terminate and the Tenant shall have no claim or interest in or to any award of damages for such taking except to the extent that any part of such condemnation award is attributable to the loss of business earnings or income derived from the demised units or any of Tenant's improvements.

    13.  This Lease and all rights of Tenant hereunder are and shall be subject and subordinate to the lien of any first mortgage which may hereafter affect the fee title of the demised premises and to any modifications, renewals, extensions or replacements thereof. Said mortgage may contain a provision that notwithstanding any default in the mortgage and any foreclosure thereof or the enforcement by the holder thereof of any rights or remedies thereunder or otherwise, said Tenant shall remain in full possession of the demised premises throughout the term thereof and any extension or renewal thereof; provided that at the time of the commencement of action against

Landlord to recover possession in any such foreclosure proceedings, the following conditions shall have been complied with:

    (i)  The Tenant shall not be in default under this Lease; and;

    (ii) The Tenant shall not have paid any installment of rent in advance other than for the then current month and the last month s rent and the security deposit, and there shall be no offsets against future installments of rent,

except as set forth herein; and

    (iii) The net rent remaining to accrue shall not have been decreased, the term of this Lease shall not have been extended except in accordance with the option contained herein and this

Lease shall not have been modified in any way which would adversely affect the security of the holder of the mortgage; and

    (iv) The Tenant shall have furnished to the then holder of the mortgage a sworn statement in writing as to the status of this Lease in respect to the above conditions (i), (ii) and (iii) within thirty (30) days after such holder shall have made written demand for the same.

    The Tenant shall, upon demand, at any time or times, execute, acknowledge and deliver to Landlord, without expense to Landlord, any and all instruments that may be necessary or proper to subordinate this Lease and all rights hereunder to the replacement and extension, and if Tenant shall fail at any time to execute, acknowledge, and deliver any such subordination instrument, within seven (7) business days of the demand or request, Landlord, in addition to any other remedies available to Landlord in consequence thereof, may execute,

acknowledge and deliver the same as the attorney in fact of Tenant and in

Tenant's name, place and stead, and Tenant hereby irrevocably makes, constitutes and appoints Landlord, Landlord s heirs and assigns, such attorney in fact for that purpose.

    14.  The term of this Lease shall be six (6) years and ten (10) months commencing on March 1, 1996 and terminating December 31, 2002.

    15.  The Landlord represents and guarantees to Tenant that the Tenant s use of said premises as herein stated has been approved by Landlord acting in his capacity as Declarant and further that Tenant shall have the right and authority to apply in its own name for all permits necessary to accomplish Tenant s proposed work hereunder without the necessity of any applications for same being made in the name of the condominium association.

    16.  The Tenant shall have the right, by appropriate proceedings, to protest or contest any assessment or assessments for real estate taxes, or any special assessment, or the validity of either, or of any changes in assessments or the tax rate. In any such contest or proceedings the Tenant may act in its own name and or the name of the Landlord and the Landlord will, at the Tenant s request, cooperate with Tenant in any way the Tenant may reasonably require in connection with such contest or proceedings. The Landlord shall sign such reasonable consents or other documents as the Tenant may request. Any contest or proceedings conducted by the Tenant shall be at the Tenant's expense and in the event any penalties, interest or late charges become payable with respect to the real estate taxes as a result of such contest, the Tenant shall pay the same. However, the Landlord shall be solely responsible for any penalties, interest or late charges imposed on the Landlord through no fault of the Tenant. The Tenant shall be entitled to receive any tax refunds properly allocable to the term of this lease, as it may be extended, and relating to taxes paid by the Tenant, as a result of any such contests or proceedings and Landlord agrees to promptly endorse such checks or vouchers that may be issued in the joint names of Landlord or Tenant.

    17.  The Tenant represents to the Landlord that there is no broker instrumental in bringing about this Lease. The Tenant hereby agrees to indemnify and hold harmless the Landlord against the claim of any broker or agent for a commission due by reason of this Lease, where it is judicially proven that said broker or agent called the Premises to the Tenant s attention or interested

Tenant therein, or otherwise rendered services for which a commission might be due, said indemnity to include all costs of defending any such claim, including reasonable attorney's fees.

    18.  The Tenant shall be entitled and the Landlord shall provide the same amount of standard signage as the other unit owners/tenants in said building.

    19.  If Declarant or Association should establish assigned parking for the

Landmark Office Building, the Tenant shall be provided such assigned spaces equivalent to the other unit owners/tenants in said building.

    20.  It is agreed by the parties hereto that for the purposes of this agreement the term triple net shall mean the Tenant shall pay in addition to the rent, the taxes, insurance and common charges attributable to the demised units.

    21.  It is agreed by the parties hereto that this lease supersedes and terminates all prior leases and addendum heretofore made by the parties herein.

    22.  It is agreed by the parties hereto that the Tenant is responsible for all reasonable legal fees, costs and expenses incurred by the Landlord in the enforcement of any of the terms of this Lease which might be occasioned by acts of the Tenant.

    IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals, and to a duplicate of the same tenor and date, this 26th day of March,

1996.


Signed, Sealed and Delivered
in the Presence of:                         LAND FIRST II GROUP


                                            BY:
---------------------------                    ------------------------------
                                                 DENNIS K. STONE, a Partner

                                            BY:
---------------------------                    -------------------------------
                                                 CRAIG L. FROEHLICH, a Partner


                                            THE MILLBROOK PRESS, INC.


                                            BY:
---------------------------                    -------------------------------
                                                 FRANK FARRELL, Its
                                                 hereunto duly authorized


                                            BY:
---------------------------                    -------------------------------
                                                 JEAN REYNOLDS, Its
                                                 hereunto duly authorized